SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant (x)

Filed by a Party other than the Registrant ( )


- -----------------------------------------------------------------

Check the appropriate box:

( )  Preliminary Proxy Statement
(x)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec.
     240.14a-12

                 PEC Israel Economic Corporation
- -----------------------------------------------------------------
         (Name of Registrant as Specified in Its Charter)

                 PEC Israel Economic Corporation
- -----------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
( )  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or
     14a-6(i)(2).

( )  $500 per each party to the controversy pursuant to Exchange
     Act Rule 14a-6(i)(3).

( )  Fee computed on table below per Exchange Act Rules 14a-
     6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

          -------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

          -------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

          -------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          -------------------------------------------------------


     * Set forth the amount on which the filing fee is calculated and state how it was determined.

(x) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

             $125
          -------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

             Schedule 14A
          -------------------------------------------------------

     3)   Filing Party:

             PEC Israel Economic Corporation
          -------------------------------------------------------

     4)   Date Filed:

             January 11, 1994
          -------------------------------------------------------


JIE-836

                        PEC ISRAEL ECONOMIC CORPORATION

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 22, 1994

                            ------------------------

To the Shareholders of PEC ISRAEL ECONOMIC CORPORATION:

     A Special Meeting of Shareholders of PEC Israel Economic Corporation will be held at 511 Fifth Avenue, 17th Floor, New York, New York on March 22, 1994 at 9:30 A.M., for the following purposes:

     To adopt an amendment to the Articles of Incorporation, as amended, that would increase the authorized common stock from 30,000,000 shares to 40,000,000 shares; and

     To consider and act upon such other matters relating to the conduct of such meeting as may properly come before the meeting or any adjournment thereof.

     The close of business on January 28, 1994 has been fixed as the record date for the meeting and any adjournment thereof. All holders of common stock at such date will be entitled to vote at the meeting.

                                            By Order of the Board of Directors,

                                                       JAMES I. EDELSON,
                                                 Executive Vice President and
                                                           Secretary

New York, New York
February 8, 1994

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING. PLEASE SIGN, DATE AND MAIL YOUR PROXY PROMPTLY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

                        PEC ISRAEL ECONOMIC CORPORATION
                     511 FIFTH AVENUE, NEW YORK, N.Y. 10017
                                PROXY STATEMENT

                            ------------------------

     The accompanying form of proxy is solicited on behalf of the Board of Directors of PEC Israel Economic Corporation ("PEC" or the "Company") for use at a special meeting of shareholders to be held on March 22, 1994. Proxies in the accompanying form which are properly executed and duly returned to PEC and not revoked will be voted as directed. Proxies may be revoked at any time before they are voted by delivery of a written notice of revocation or a subsequent proxy, or by announcing such revocation at the meeting.

     The only securities which are entitled to vote at the meeting are the shares of common stock of PEC, each share of which has one vote. Only shareholders of record at the close of business on January 28, 1994 are entitled to vote at the meeting. As of January 28, 1994, there were outstanding and entitled to vote 18,758,588 shares of PEC common stock. This proxy statement is being distributed to the shareholders commencing on or about February 8, 1994.

     No matter may be brought before the special meeting other than the proposal set forth in the notice thereof and matters relating to the conduct of the meeting. The cost of preparing this proxy statement and all other costs in connection with this solicitation of proxies are being borne by IDB Development Corporation Ltd. ("IDB Development"), the indirect owner of approximately 70.3% of the outstanding shares of PEC common stock. In addition to the solicitation of proxies by mail, proxies may be solicited by certain officers and directors of the Company, for which they will receive no additional remuneration.

     As of January 28, 1994, PEC Holdings Limited ("PECH") owned 13,193,592 shares of PEC common stock, representing approximately 70.3% of the outstanding shares. PECH is a wholly owned subsidiary of IDB Development, approximately 71% of the voting securities of which are owned by IDB Holding Corporation Ltd. ("IDB Holding").

                   AMENDMENT TO THE ARTICLES OF INCORPORATION

     The Board of Directors recommends that shareholders of the Company adopt an amendment to the Company's Articles of Incorporation, as amended, to increase the Company's authorized common stock from 30,000,000 shares to 40,000,000 shares.

     IDB Development and PEC desire, among other things, to streamline the ownership structure of PEC by eliminating PECH and to provide PEC flexibility in having additional shares of its common stock available for appropriate corporate purposes. In order to accomplish these objectives, PEC, PECH and IDB Development have entered into an agreement which provides for PECH to transfer its 13,193,592 shares of PEC common stock to PEC (which will hold them as treasury shares) in exchange for an identical number of shares of PEC common stock to be issued by PEC. Immediately after the exchange, which is scheduled to occur in March 1994 after the special meeting of shareholders, PECH will dissolve and distribute to IDB Development the newly issued shares of PEC common stock received in the exchange.

     The agreement contains customary representations and warranties by PEC as well as representations and warranties by PECH and IDB Development. The agreement provides for IDB Development to pay all the expenses of PEC relating to the exchange, including all of PEC's costs relating to negotiation and delivery of the agreement, preparing this proxy statement, issuing the new shares of PEC common stock to PECH, listing the new shares on the New York Stock Exchange and maintaining the shares of PEC common stock received by PEC in the exchange as treasury shares. IDB Development agrees to indemnify and hold harmless PEC and its directors and officers against any loss or liability arising from PEC entering into the agreement and effecting the transactions thereunder. The closing of the exchange is subject to certain conditions, including, among others, the approval of the agreement by the shareholders of IDB Development and the listing on the New York Stock Exchange of the shares of PEC common stock to be issued to PECH, subject only to official notice of issuance. IDB Development has scheduled a meeting of its shareholders on March 8, 1994 to vote on the agreement. PEC has, at IDB Development's expense, obtained a letter ruling from the Internal Revenue Service which states that PEC will not incur any federal income taxes as a result of the exchange.

     There is currently an insufficient number of authorized but unissued shares of PEC common stock available to effect the exchange. The Board of Directors has adopted the proposed amendment to the Company's Articles of Incorporation, as amended, in order that the Company be able to effect the exchange. Shareholders must approve the amendment in order for the amendment to be adopted and the Company to effect the exchange but shareholders will not be requested to vote on the exchange. If the amendment is adopted by shareholders and the exchange is effected, the Company will have 18,758,588 shares of outstanding common stock (the same number of outstanding shares as on the date of this proxy statement), 13,193,592 shares of common stock held in the Company's treasury and 8,047,820 authorized but unissued shares of common stock. The treasury shares and the authorized but unissued shares, totalling 21,241,412 shares, will be available in the future for corporate purposes generally without further shareholder action. The proposed increase in the Company's authorized common stock would provide shares for future financings and acquisitions and stock dividends, in each case, if the Board of Directors determines at such time that such action would be desirable and in the best interests of the Company. The Company has no plans for future financings or acquisitions using shares of common stock or for effecting any stock dividends.

     Under Maine law, the adoption of the amendment requires the affirmative vote of the holders of at least a majority of all outstanding shares of common stock. Although shares of common stock represented by proxies or ballots voting on the proposed amendment or abstaining from the vote and broker non-votes will be counted for purposes of determining a quorum, only shares of common stock represented by proxies or ballots voting for the adoption of the proposed amendment will be counted for purposes of determining whether a majority of all outstanding shares of common stock have voted for the proposed amendment. PECH has agreed to vote, and IDB Development has agreed to cause PECH to vote, PECH's 13,193,592 shares of common stock in favor of the amendment. If shareholders adopt the amendment, the Company intends to file promptly Articles of Amendment to its Articles of Incorporation, as amended, to increase its authorized number of shares of common stock to 40,000,000, regardless of whether the exchange of common stock between PEC and PECH is effected.

                       INFORMATION AS TO SHARE OWNERSHIP

     The following chart sets forth the number and percentage of shares of common stock of PEC beneficially owned by each director and executive officer, and by all directors and executive officers as a group, as of January 28, 1994.

                                                                               NUMBER AND PERCENTAGE
                                                                                     OF SHARES
                        NAME OF BENEFICIAL OWNER*                              BENEFICIALLY OWNED**
- --------------------------------------------------------------------------  --------------------------
Raphael Recanati..........................................................     13,193,592--70.3%(1)
Joseph Ciechanover........................................................          2,000
Robert H. Arnow...........................................................          1,900
James S. Crown............................................................          3,000
Roger Cukierman...........................................................            -0-
Hermann Merkin............................................................          5,000
Harvey M. Meyerhoff.......................................................         21,916(2)
Alan S. Rosenberg.........................................................          3,000(3)
George M. Shapiro.........................................................          2,000
Herbert M. Singer.........................................................          2,000
Dov Tadmor................................................................            -0-
Richard S. Zeisler........................................................          6,000
James I. Edelson..........................................................          1,000
William Gold..............................................................          1,000(4)
Directors and Executive Officers as a Group...............................     13,242,408--70.6%(5)

- ---------------
      (1)  Represents shares of PEC common stock as to which Mr. Raphael Recanati may be deemed to share voting and dispositive power.
      (2)  Includes 11,516 shares of PEC common stock owned by a charitable income trust of which Mr. Meyerhoff is the sole trustee. This charitable income trust also owns 4,057 Ordinary "A" Shares of NIS 1.00 each of IDB
           Development.
      (3)  Includes 1,000 shares of PEC common stock owned by Mr. Rosenberg's wife. Mr. Rosenberg disclaims beneficial ownership of these shares.
      (4)  Includes 500 shares of PEC common stock owned by Mr. Gold's wife. Mr. Gold disclaims beneficial ownership of these shares.
      (5)  Persons who are directors or executive officers have sole power to vote and direct the disposition of 47,316 shares of PEC common stock (less than 1% of the outstanding shares) and share with other persons the power to vote and direct the disposition of 13,195,092 shares of PEC common stock (70.3% of the outstanding shares).
        *  All of individuals listed in the chart are directors except for Messrs. Edelson and Gold who are executive officers.
       **  Except as indicated for Mr. Raphael Recanati, none of the directors or executive officers beneficially owns as much as 1% of the common stock of PEC. Except as indicated for Messrs. Recanati, Rosenberg and Gold, the amounts shown represent shares as to which the person has sole voting and dispositive power.

     Direct holders of more than 5% of the shares of PEC common stock as of January 28, 1994 were as follows:

         PEC Holdings Limited....................  13,193,592 shares (70.3%)
         One Portland Square
         Portland, Maine 04112

     IDB Development, which owns all the outstanding shares of PECH, and IDB Holding, which owns approximately 71% of the voting securities of IDB Development, both of which have an address at The Tower, 3 Daniel Frisch Street, Tel Aviv, Israel, may, by reason of such holdings, be deemed the beneficial owner of the PEC common stock held by PECH. Accordingly, IDB Development and IDB Holding may be deemed beneficial owners of an aggregate of 13,193,592 shares, or 70.3% of the outstanding PEC common stock. By reason of their positions with and control of voting shares of IDB Holding, Messrs. Raphael Recanati, of New York, New York and Jacob Recanati, of Haifa, Israel, who are brothers, and Leon Recanati of Tel Aviv, Israel and Judith Recanati Yovel of Herzliya, Israel, who are brother and sister, may each be deemed to share the power to direct the voting and disposition of the outstanding shares of PEC common stock owned by PECH and IDB Development and may each, under existing regulations of the Securities and Exchange Commission, therefore be deemed a beneficial owner of these shares. Leon Recanati and Judith Recanati Yovel are the nephew and niece of Raphael and Jacob Recanati. Companies the Recanati's control hold approximately 50.6% of the outstanding Ordinary Shares of IDB Holding.

     Except for Mr. Raphael Recanati, none of the directors or executive officers beneficially owns as much as one-tenth of 1% of the shares of IDB Holding. No other persons are known by the Company to own beneficially more than 5% of the outstanding shares of PEC common stock.

1994 SHAREHOLDERS MEETING

     The Board of Directors of PEC will consider proposals intended for inclusion in the proxy materials relating to the next annual meeting of shareholders that were submitted to and received at PEC's office not later than December 29, 1993. These proposals must otherwise comply with applicable laws and regulations.

                                           By Order of the Board of Directors

                                                       JAMES I. EDELSON,
                                                 Executive Vice President and
                                                           Secretary

New York, New York
February 8, 1994

              PEC ISRAEL ECONOMIC CORPORATION--PROXY
   This Proxy is Solicited on Behalf of the Board of Directors


The undersigned hereby appoints Raphael Recanati, Joseph Ciechanover, Herbert M. Singer and James I. Edelson, and each of them, as Proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of PEC Israel Economic Corporation held of record by the undersigned on January 28, 1994 at the special meeting of the shareholders to be held on March 22, 1994 or any adjournment thereof.



    (continued and to be signed and dated on the reverse side)

1.   ADOPTION OF AMENDMENT TO THE ARTICLES OF INCORPORATION TO
     INCREASE THE AUTHORIZED COMMON STOCK FROM 30,000,000 SHARES
     TO 40,000,000 SHARES

        FOR ADOPTION OF AMENDMENT          / /
        AGAINST ADOPTION OF AMENDMENT      / /
        ABSTAIN FROM VOTE                  / /

              This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for adoption of the proposed amendment. If more than one of said proxies or their substitutes shall be present and vote at said meeting, or any adjournment thereof, a majority of them so present and voting (or if only one be present and vote, then that one) shall have and may exercise all the powers hereby granted.

2. In their discretion, the proxies are authorized to consider and act upon such other matters relating to the conduct of said meeting as may properly come before the meeting or any adjournment thereof.


                Please sign below exactly as your name appears. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
                If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                Dated_______________________________________, 1994

                __________________________________________________
                Signature

                __________________________________________________
                Signature if held jointly

                Please mark, sign, date and return the Proxy Card promptly using the enclosed envelope which requires no postage when mailed in the U.S.A.

["Please mark inside blue boxes so that data processing equipment will record your votes"]